Exhibit 3.1

CERTIFICATE OF INCORPORATION

OF

FIBROGEN, INC.

* * * * * * * *

FIRST. The name of the corporation is FibroGen, Inc.

SECOND. The address of its registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc. County of Kent.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH. The total number of shares of all classes of capital stock which the corporation shall have authority to issue is Seventy Million (70,000,000) shares, comprised of Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and Twenty Million (20,000,000) shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).

A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

A.	PREFERRED STOCK

The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the board of directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as may be expressly provided in this Certificate of Incorporation, including any certificate of designations for a series of Preferred Stock, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

The board of directors is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the board of directors to create such series, and a certificate of designations setting forth a copy of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the board of directors with respect to each such series shall include without limitation of the foregoing the right to specify the number of shares of each such series and to authorize an increase or decrease in such number of shares and the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the board of directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

B.	COMMON STOCK

1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

2. Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, including any certificate of designations for a series of Preferred Stock, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

3. Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the board of directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

4. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, including any certificate of designations for a series of Preferred Stock, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

FIFTH. The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address

JULIAN N. STERN	525 University Avenue, Suite 1100 Palo Alto, Ca. 94301

SIXTH. The corporation is to have perpetual existence.

SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

A. The board of directors of the corporation is expressly authorized:

(i) To make, alter or repeal the by-laws of the corporation.

(ii) To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

(iii) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

(iv) By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member of any committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), adopting an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease or exchange, of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

(v) When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

B. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

C. The books of the corporation may be kept at such place within or without the State of Delaware as the by-laws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of

Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

TENTH.

A. RIGHT TO INDEMNIFICATION

Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer, employee or agent of the Corporation or is or was serving at the request of the

Corporation as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the board of directors of the Corporation. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

B.	RIGHT OF CLAIMANT TO BRING SUIT

If a claim under Paragraph A of Article TENTH is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the

Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

C.	NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by Paragraphs A and B of Article TENTH shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

D.	INSURANCE

The Corporation may maintain insurance, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

ELEVENTH. The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

I, the undersigned, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts her are true, and accordingly have hereunto set my hand this 28th day September, 1993.

/s/ Julian N. Stern
JULIAN N. STERN, Incorporator

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, which authorizes 20,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 10,000,000 shares of the Preferred Stock of the Corporation shall be designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”).

(2) Rank. The Series A Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”). All equity securities of the Corporation to which the Series A Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series A Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise) are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series A Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior

Securities, Parity Securities and Senior Securities, as the case may be. The Series A Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $1.00 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series A Preferred Stock (the “Conversion Price”) shall initially be $1.00 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series A Preferred stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.00 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series A Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series A Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The

Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series A Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) (i) For the purposes of this clause (e), the following definitions shall apply:

(A) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities (as defined below);

(B) “Original Issue Date” shall mean the date on which a share of Series A Preferred Stock was first issued;

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Additional Shares of Common Stock; and

(D) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to clause (e) (iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(I) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Corporation;

(II) as a dividend or distribution on shares of the Series A Preferred Stock; or

(III) for which adjustment of the Conversion Price is made pursuant to clause (j) or (k) of this paragraph (4).

(ii) Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subclause (e) (v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii) In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series A Preferred Stock);

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the

Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date (before adjustment) and (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustments of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

(iv) In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subclause (e)(iii) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if (i) all outstanding shares of Preferred Stock and all other outstanding evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock immediately prior to such issuance, and (ii) all outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock (or to acquire evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock) had been fully exercised (and had been fully converted and exchanged if, upon such exercise, evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock would be issued) immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Preferred Stock, other evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock or rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios or exercise prices) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

(v) For purposes of this clause (e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows;

(1) If such consideration consists of cash and property, such consideration shall:

(A) insofar an it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) If such consideration consists of Options and Convertible Securities, the consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subclause (e)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(f) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series A Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(g) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(h) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series A Preferred Stock. If a certificate or certificates representing more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series A Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(i) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series A Preferred Stock.

(j) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series A Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series A Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive,

a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series A Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(l) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(m) If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.00 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series A Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5) (a), holders of Series A Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series A Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series A Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Series A Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 10th day of December, 1993.

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Name:
	Title:	CEO FibroGen

ATTEST:

/s/ Jenny Larsson
Name:
Title:

CERTIFICATE OF DESIGNATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, which authorizes 20,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 7,692,307 shares of the Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”).

(2) Rank. The Series B Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”). The Series B Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank equally with the Series A Convertible Preferred Stock (“Series A Preferred Stock”). All equity securities of the Corporation to which the Series B Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), including Series A Preferred Stock, are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series B Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity

Securities and Senior Securities, as the case may be. The Series B Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $1.30 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series B Preferred Stock (the “Conversion Price”) shall initially be $1.30 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series B Preferred stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.00 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series B Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series B Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series B Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) (i) For the purposes of this clause (e), the following definitions shall apply:

(A) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities (as defined below);

(B) “Original Issue Date” shall mean the date on which a share of Series B Preferred Stock was first issued;

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Additional Shares of Common Stock; and

(D) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to clause (e) (iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(I) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Corporation;

(II) as a dividend or distribution on shares of the Series B Preferred Stock; or

(III) for which adjustment of the Conversion Price is made pursuant to clause (j) or (k) of this paragraph (4).

(ii) Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subclause (e) (v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii) In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series B Preferred Stock);

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the

Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date (before adjustment) and (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustments of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

(iv) In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subclause (e) (iii) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if (i) all outstanding shares of Preferred Stock and all other outstanding evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock immediately prior to such issuance, and (ii) all outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock (or to acquire evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock) had been fully exercised (and had been fully converted and exchanged if, upon such exercise, evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock would be issued) immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Preferred Stock, other evidences of indebtedness, shares or other securities convertible, into or exchangeable for Common Stock or rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios or exercise prices) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

(v) For purposes of this clause (e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows;

(1) If such consideration consists of cash and property, such consideration shall:

(A) insofar an it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) If such consideration consists of Options and Convertible Securities, the consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subclause (e) (iii), relating to Options and Convertible Securities, shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(f) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution; liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series B Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(g) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(h) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series B Preferred Stock. If a certificate or certificates representing more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series B Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(i) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series B Preferred Stock.

(j) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series B Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series B Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive,

a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series B Preferred Stock then in effect by a fraction;

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series B Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(l) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series B Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(m) If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.30 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series B Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series B Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5) (a), holders of Series B Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series B Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series B Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series B Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Series B Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 7th day of November 1995.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
Julian N. Stern
Secretary

CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION OF

FIBROGEN, INC.,

a Delaware corporation

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FIBROGEN, INC.

2. The certificate of incorporation of the Corporation is hereby amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph the following new paragraph:

“FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is Eighty Five Million (85,000,000) shares, comprised of Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and Thirty Five Million (35,000,000) shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).”

3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

Executed effective the 18th day of April, 1996.

/s/ Julian N. Stern
Julian N. Stern, Secretary

AMENDED DESIGNATION

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, as amended, which authorizes 35,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock. No shares of the class or series of stock have been issued.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 13,846,153 shares of the Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”).

(2) Rank. The Series B Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”). The Series B Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank equally with the Series A Convertible Preferred Stock (“Series A Preferred Stock”). All equity securities of the Corporation to which the Series B Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), including Series A Preferred Stock, are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series B Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. The Series B Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $1.30 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series B Preferred Stock (the “Conversion Price”) shall initially be $1.30 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series B Preferred stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.00 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series B Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The

Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series B Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) (i) For the purposes of this clause (e), the following definitions shall apply:

(A) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional shares of Common Stock or Convertible Securities (as defined below);

(B) “Original Issue Date” shall mean the date on which a share of Series B Preferred Stock was first issued;

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Additional Shares of Common Stock; and

(D) “Additional Shares of Common Stock” shall mean all shares of common stock issued (or, pursuant to clause (e) (iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(I) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Corporation;

(II) as a dividend or distribution on shares of the Series B Preferred Stock; or

(III) for which adjustment of the Conversion Price is made pursuant to clause (j) or (k) of this paragraph (4).

(ii) Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subclause (e) (v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issue,

(iii) In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series B Preferred Stock);

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the

Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date (before adjustment) and (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustments of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

(iv) In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common stock deemed to be issued pursuant to subclause (e)(iii) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if (i) all outstanding shares of Preferred Stock and all other outstanding evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock immediately prior to such issuance, and (ii) all outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock (or to acquire evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock) had been fully exercised (and had been fully converted and exchanged if, upon such exercise, evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock would be issued) immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Preferred Stock, other evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock or rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios or exercise prices) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

(v) For purposes of this clause (e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows;

(1) If such consideration consists of cash and property, such consideration shall:

(A) insofar an it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) If such consideration consists of Options and Convertible Securities, the consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subclause (e)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(f) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series B Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(g) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(h) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series B Preferred Stock. If a certificate or certificates representing more than one share of series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series B Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(i) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series B Preferred Stock.

(j) if the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series B Preferred Stock then in effect immediately before that subdivision or stock split shall be-proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the conversion Price of the Series B Preferred Stock then in effect immediately before the Combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive,

a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series B Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series B Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(l) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series B Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(m) If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.30 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series B Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series B Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5)(a), holders of Series B Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series B Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series B Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series B Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Series B Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Amended and Restated Certificate of Designations to be signed by the undersigned this 18th day of April, 1996.

FIBROGEN, INC.

/s/ Julian N. Stern
Julian N. Stern
Secretary

CERTIFICATE OF DESIGNATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, as amended, which authorizes 35,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of Series C Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 8,000,000 shares of the Preferred Stock of the Corporation shall be designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”).

(2) Rank. The Series C Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”). The Series C Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank junior to the Series A Convertible Preferred Stock (“Series A Preferred Stock”) and the Series B Convertible Preferred Stock (“Series B Preferred Stock”) and pari passu with the Series D Convertible Preferred Stock. All equity securities of the Corporation to which the Series C Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series C Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the

“Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. The Series C Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days after or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $1.60 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series C Preferred Stock (the “Conversion Price”) shall initially be $1.60 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series C Preferred Stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.00 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are, at least $10,000,000.

(c) Before any holder of Series C Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series C Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series C Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series C Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be mailed to each holder of shares of Series C Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(f) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(g) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series C Preferred Stock. If a certificate or certificates representing more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series C Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(h) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series C Preferred Stock.

(i) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series C Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series C Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(j) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive,

a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series C Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series C Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series C Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series C Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series C Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period

(l) If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.60 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series C Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series C Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5)(a), holders of Series C Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series C Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series C Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series C Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Series C Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual,

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed by the undersigned this sixth day of June, 1997.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
Julian N. Stern, Secretary

CERTIFICATE OR DESIGNATIONS

OF

SERIES D REOPRO TRACKING PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, which authorizes 35,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of Series D Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 3,475 shares of the Preferred Stock of the Corporation shall be designated as Series D ReoPro Tracking Preferred Stock (“Series D Preferred Stock”).

(2) Rank. The Series D Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the corporation’s common stock, $.01 par value (“Common Stock”), and rank junior to the Series A and Series B Preferred Stock and pari passu with the Series C Preferred Stock, but only to the extent provided in Paragraph 5 hereof. All equity securities of the Corporation to which the Series D Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” The definition of Junior Securities shall also include any rights, options or warrants exercisable for any Junior Securities,

(3) Dividends. The holder of each share of Series D Preferred Stock shall be entitled to receive, as legally available for the payment of dividends, 1/3475 of the following amounts:

(i) 62.5% of the net proceeds received by the Corporation as a result of a cash tender offer for or exercise by Centocor, Inc., of its rights to purchase the limited partnership interests in Centocor Clinical Partners III, L.P. (“CPIII”), to the extent that such net proceeds received by the Corporation exceed the sum of (x) $1.60 multiplied by the number of shares of Series C Preferred Stock that the Corporation issues to the holders of the outstanding shares of stock of Antibody Technologies, Ltd., pursuant to a tender offer by the Corporation for all such outstanding shares or to Antibody Technologies, Ltd. for the entire remaining limited partnership interest in Pharmaceutical Partners II, of Antibody Technologies, Ltd., plus (y) any cash taxes that would be payable by the Corporation solely as the result of its receipt of such net proceeds as if they were the only net income received by the Corporation and there were no deductible expenses or other income tax deductions or offsets of the Corporation other than any costs of collecting such net proceeds, and plus (z) any costs of collecting such net proceeds;

(ii) 62.5% of the net proceeds received by the Corporation from any litigation or settlement of any litigation or threatened litigation brought by the limited partners of CPIII or by the Corporation based on its interest in the contingent payment rights held by Pharmaceutical Partners II, L.P. against Centocor, Inc. and/or Eli Lilly which are based on transactions in 1992 between Centocor, Inc. and Eli Lilly that involved CPIII and rights to commercialize ReoPro, which net proceeds shall be reduced by (x) any cash taxes payable by the Corporation solely as the result of its receipt of such net proceeds and (y) any costs of collecting such net proceeds; and

(iii) 49.9% of the net proceeds received by the Corporation as a successor limited partner in CPIII attributable to favorable adjustment of the royalty rates or net sales base or other consideration to which the CPIII limited partners become entitled as the result of the litigation or settlement of the litigation or threatened litigation described in (ii) above, reduced by (x) any cash taxes payable by the Corporation solely as the result of the receipt of such net proceeds and (y) any costs of collecting such net proceeds.

(iv) Such dividends shall be paid (x) so long as the Corporation has outstanding Series C Preferred Stock and there is not a public trading market for its Common Stock as the result of an initial public offering of such Common Stock, in the form of Series C Convertible Preferred Stock of the Corporation valued at $1.60 per share (which valuation shall be adjusted in the same manner as the Conversion Price of the Corporation’s Series C Preferred Stock is adjusted) and (y) after such initial public offering of the Corporation’s Common Stock, in the form of Common Stock of the Corporation valued at the average closing price of the Corporation’s Common Stock on the principal market in which it is traded for the 20 trading days prior to the date of declaration of the dividend. Payment shall be made to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall be the last day of each calendar quarter unless the Board of Directors, for good and sufficient reason shall determine a different reasonable record date that shall be not more than 60 days after or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series D Preferred Stock shall automatically convert at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Series C Convertible Preferred Stock (or the number of shares of Common Stock into which each share of such series may have been automatically converted) as follows:

(i) If final decision in any litigation or settlement of any litigation or threatened litigation described in Paragraph 3(ii) above occurs prior to September 30, 1997, each share of Series D Preferred Stock shall automatically convert into that number of shares of Series C Convertible Preferred stock valued at $1.60 per share (which valuation shall be adjusted in the same manner as the Conversion Price of the Corporation’s Series C Preferred Stock is adjusted) equal to 1/3475 of the present value of projected future distributions under Paragraph 3(i), (ii) and (iii) above, which present value of net proceeds (after the reductions specified therein) shall be determined as of January 1, 1997, using a 15% annual discount rate and otherwise determined by the same methodology used by representatives of the Corporation and the shareholders of Antibody Technologies, Ltd. in arriving at the offer to exchange 2,250,225 shares of the Corporation’s Series C Preferred Stock for all of the outstanding shares of Antibody Technologies, Ltd., or the aforesaid limited partnership interest, without taking into consideration the inclusion of any shares of Series D Preferred Stock in the exchange for the contingent interest in net proceeds from final decision in or settlement of possible litigation or threatened litigation described in Paragraph 3(ii) above.

(ii) If final decision in any litigation or settlement of any litigation or threatened litigation described in Paragraph 3(ii) above occurs after September 30, 1997, each share of Series D Preferred Stock shall not automatically convert into shares of Series C Convertible Preferred Stock pursuant to paragraph 4(a)(i) above; nevertheless, the holders of a majority in number of the outstanding Series D Preferred Stock and the Corporation may agree to a substituted conversion formula and event or events that may trigger conversion, in which case such agreement shall be binding on all holders of Series D Preferred Stock.

(b) Before any holder of Series D Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series D Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, a certificate or certificates for the number of shares of Series C Convertible Preferred Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series D Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Series C Convertible Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Series C Convertible Preferred Stock on such date.

(d) All shares of Series D Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Series C Convertible Preferred Stock in exchange therefor.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of each share of Series D Preferred Stock then outstanding shall be entitled to receive one contractual contingent right to receive payments equivalent to the contingent dividend payments provided to be paid with respect to such share pursuant to Paragraph 3 (“Dividends”) above as if no liquidation had occurred, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. Except as provided in this paragraph (5)(a), holders of Series D Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series D Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series D Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series D Preferred Stock shall entitle the holder thereof to cast one vote.

(7) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this sixth day of June, 1997.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
JULIAN N. STERN, Secretary

CERTIFICATE OF AMENDMENT OF

THE AMENDED DESIGNATION Of

SERIES B CONVERTIBLE PREFERRED STOCK OF

FIBROGEN, INC.,

a Delaware corporation

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FIBROGEN, INC.

2. The Amended Designation of Series B Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective April 19, 1996 is hereby amended by striking out paragraph (1) thereor and by substituting in lieu or said paragraph the following new paragraph:

“(1) Number and Designation. 14,100,000 shares of the Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”).

3. The amendment of the Amended Designation of Series B Convertible Preferred Stock herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the state of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

Executed effective the 26th day of July, 1997.

/s/ Julian N. Stern
Julian N. Stern, Secretary

Series B Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $1.30 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series B Preferred Stock (the “Conversion Price”) shall initially be $1.30 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series B Preferred stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.00 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series B Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series B Preferred Stock, duly endorsed, at the office of the corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred

Stock, a certificate or certificates for the number of shares of Common stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series B Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) (i) For the purposes of this clause (e), the following definitions shall apply:

(A) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities (as defined below);

(B) “Original Issue Date” shall mean the date on which a share of Series B Preferred Stock was first issued;

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Additional Shares of Common Stock; and

(D) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to clause (e) (iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(I) to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Corporation;

(II) as a dividend or distribution on shares of the Series B Preferred Stock; or

(III) for which adjustment of the Conversion Price is made pursuant to clause (j) or (k) of this paragraph (4).

(ii) Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subclause (e) (v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii) In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series B Preferred Stock);

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the

Conversion Price computed upon the original issue thereof (or upon the occurrence of a record data with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date (before adjustment) and (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustments of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

(iv) In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subclause (e) (iii) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if (i) all outstanding shares of Preferred Stock and all other outstanding evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock immediately prior to such issuance, and (ii) all outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock (or to acquire evidences of indebtedness, shares or other Securities convertible into or exchangeable for Common Stock) had been fully exercised (and had been fully converted and exchanged if, upon such exercise, evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock would be issued) immediately prior to such issuance, but not including in such calculation any additional shares of Common stock issuable with respect to shares of Preferred Stock, other evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock or rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios or exercise prices) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

(v) For purposes of this clause (e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows;

(1) If such consideration consists of cash and property, such consideration shall:

(A) insofar an it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) If such consideration consists of Options and Convertible Securities, the consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subclause (e) (iii), relating to Options and Convertible Securities, shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(f) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series B Preferred Stock at its address as shown on the books of the corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(g) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(h) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series B Preferred Stock. If a certificate or certificates representing more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series B Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(i) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series B Preferred Stock.

(j) If the corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series B Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series B Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(k) In the event the corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive,

a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series B Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series B Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(l) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series B Preferred Stack shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series B Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(m) If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.30 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series B Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series B Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5) (a), holders of Series B Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series B Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series B Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series B Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Series B Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Amended and Restated Certificate of Designations to be signed by the undersigned this 11th day of July, 1997.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
Julian N. Stern
Secretary

CERTIFICATE OF AMENDMENT OF

THE DESIGNATIONS OF

SERIES D REOPRO TRACKING

PREFERRED STOCK OF FIBROGEN, INC.

a Delaware Corporation

It is hereby certified that:

1. The name of this corporation (hereinafter called the “Corporation”) is FIBROGEN, INC.

2. The Certificate of Designations of Series D ReoPro Tracking Preferred Stock of the Corporation effective June 9, 1997 is hereby amended by striking out clause (a) of paragraph 4 (Conversion) and by substituting in lieu of said paragraph the following new paragraph:

(a)	Each share of Series D Preferred Stock shall hereby automatically convert into 328.5 fully-paid, nonassessable shares of Series C Preferred Stock; provided, however, that on or before December 31, 1997, if there is a final settlement of pending Delaware litigation involving the partnership interests in Centocor Clinical Partners III, L.P. (“CCPIII”), which is more favorable than the settlement proposed by CCP III, Centocor, Inc. and Paine Webber R&D Partners II, L.P., among others as set forth in the June 27, 1997 Notice of Settlement, then the number of shares of Series C Preferred Stock to be received upon conversion shall be equitably increased. No fractional share of Series C Preferred Stock, or scrip representing a fractional share, shall be issuable upon the Conversion of any Series D Preferred Stock. If a certificate or certificates representing more than one share of Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Series C Preferred Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Series C Preferred Stock would be deliverable upon the conversion of any shares of Series D Preferred Stock, the Corporation shall pay, in lieu thereof, in cash such portion of the Conversion Price thereof represented by the fractional interest as of the business day immediately preceding the date of such conversion.

3. The Amendment of the Certificate of Designation of Series D ReoPro Tracking Preferred Stock herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed the 26th day of November, 1997.

/s/ Julian N. Stern
Julian N. Stern, Secretary

CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION OF

FIBROGEN, INC.,

a Delaware Corporation

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FIBROGEN, INC.

2. The certification of incorporation of the Corporation is hereby amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph the following new paragraph:

“FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is One Hundred Fifty Million (150,000,000) shares, comprised of One Hundred Million (100,000,000) shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and Fifty Million (50,000,000) shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).”

3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed the 30th day of March, 1998.

/s/ Julian N. Stern
Julian N. Stern, Secretary

AMENDED CERTIFICATE OF DESIGNATION

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FIBROGEN, Inc.

2. The Certificate of Designation of Series C Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective June 9, 1997 is hereby amended by changing the name of Series C Convertible Preferred Stock to Royalty Acquisition Preferred Stock.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions ions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, as amended, which authorizes 50,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of Royalty Acquisition Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 8,000,000 shares of the Preferred Stock of the Corporation shall be designated as Royalty Acquisition Preferred Stock (“Royalty Acquisition Preferred Stock”).

(2) Rank. The Royalty Acquisition Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”). The Royalty Acquisition Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank junior to the Series A Convertible Preferred Stock (“Series A Preferred Stock”) and the Series B Convertible Preferred Stock (“Series B Preferred Stock”) and the Series C Convertible Preferred Stock (“Series C Preferred Stock”). All equity securities of the Corporation to which the Royalty Acquisition Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Royalty Acquisition Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Royalty Acquisition Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. The Royalty Acquisition Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Royalty Acquisition Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days after or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Royalty Acquisition Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $1.60 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Royalty Acquisition Preferred Stock (the “Conversion Price”) shall initially be $1.60 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Royalty Acquisition Preferred stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.00 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Royalty Acquisition Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Royalty Acquisition Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Royalty Acquisition Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Royalty Acquisition Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Royalty Acquisition Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be mailed to each holder of shares of Royalty Acquisition Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon, such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(f) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(g) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Royalty Acquisition Preferred Stock. If a certificate or certificates representing more than one share of Royalty Acquisition Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Royalty Acquisition Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(h) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Royalty Acquisition Preferred Stock.

(i) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Royalty Acquisition Preferred Stock than in effect immediately before that subdivision or stock split shall be proportionately decreased If the Corporation shall at any time or film time to time combine the outstanding shares of Common Stock, the Conversion Price of the Royalty Acquisition Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(j) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Royalty Acquisition Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Royalty Acquisition Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Royalty Acquisition Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Royalty Acquisition Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Royalty Acquisition Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Royalty Acquisition Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(l) If the Common Stock issuable upon the conversion of the Royalty Acquisition Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Royalty Acquisition Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Royalty Acquisition Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation, Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Royalty Acquisition Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.60 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Royalty Acquisition Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of asses, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Royalty Acquisition Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5)(a), holders of Royalty Acquisition Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Royalty Acquisition Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Royalty Acquisition Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Royalty Acquisition Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Royalty Acquisition Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof”

WITNESS WHEREOF, FIBROGEN, Inc. has caused this Amended Certificate of Designations to be signed by the undersigned this 30th day of March, 1998.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
Julian N. Stern, Secretary

CERTIFICATE OF DESIGNATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, which authorizes 50,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations-, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 5,000,000 shares of the Preferred Stock of the Corporation shall be designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”).

(2) Rank. The Series C Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”) and the Royalty Acquisition Preferred Stock. The Series C Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank equally with the Series A Convertible Preferred Stock (“Series A Preferred Stock”) and the Series B Convertible Preferred Stock (“Series B Preferred Stock”). All equity securities of the Corporation to which the Series C Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), including Series A Preferred Stock and the Series B Convertible Preferred Stock, are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series C Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. The Series C Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock, the Royalty Acquisition Preferred Stock, or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $2.00 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series C Preferred Stock (the “Conversion Price”) shall initially be $2.00 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series C Preferred stock shall automatically convert upon a public offering of Common Stock at a price of at least $2.75 per share if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series C Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series C Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series C Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series C Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) (i) For the purposes of this clause (e), the following definitions shall apply:

(A) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities (as defined below);

(B) “Original Issue Date” shall mean the date on which a share of Series C Preferred Stock was first issued;

(C) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Additional Shares of Common Stock; and

(D) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to clause (e)(iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(I) to officers, directors or employees of; or consultants to, the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Corporation;

(II) as a dividend or distribution on shares of the Series C Preferred Stock; or

(III) for which adjustment of the Conversion Price is made pursuant to clause (j) or (k) of this paragraph (4).

(ii) Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subclause (e)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii) In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case Of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provides with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of

Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series C Preferred Stock);

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if

(A) in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon this exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date (before adjustment) and (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustments of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

(iv) In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subclause (e)(iii) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if (i) all outstanding shares of Preferred Stock and all other outstanding evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock immediately prior to such issuance, and (ii) all outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock (or to acquire evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock) had been fully exercised (and had been fully converted and exchanged if, upon such exercise, evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock would be issued) immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Preferred Stock, other evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock or rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios or exercise prices) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

(v) For purposes of this clause (e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows;

(I) If such consideration consists of cash and property, such consideration shall:

(A) insofar an it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) If such consideration consists of Options and Convertible Securities, the consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subclause (e)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible

Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(f) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series C Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(g) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(h) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series C Preferred Stock. If a certificate or certificates representing more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series C Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(i) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series C Preferred Stock.

(j) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series C Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series C Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series C Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series C Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series C Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series C Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(l) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series C Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(m) If the Common Stock issuable upon the conversion of the Series C

Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $2.00 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series C Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series C Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in M. Except as provided in this paragraph (5)(a), holders of Series C Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cask shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series C Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series C Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series C Preferred Stock shall entitle the holder thereof to cast one vote.

(7) Reports. So long as any of the Series C Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 30th day of March, 1998.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
JULIAN N. STERN, Secretary

CERTIFICATE OF DESIGNATIONS. OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, which authorizes 50,000,000 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 909,091 shares of the Preferred Stock of the Corporation shall be designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”).

(2) Rank. The Series D Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”) and the Royalty Acquisition Preferred Stock. The Series D Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank equally with the Series A Convertible Preferred Stock (“Series A Preferred Stock”), the Series B Convertible Preferred Stock (“Series B Preferred Stock”) and the Series C Convertible Preferred Stock (“Series C Preferred Stock”), All equity securities of the Corporation to which the Series D Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding tip or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series D Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), including Series A Preferred Stock, the Series B Convertible Preferred Stock and the Series C Preferred Stock, are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series D Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. The Series D Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock, the Royalty Acquisition Preferred Stock, or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $5.50 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series D Preferred Stock (the “Conversion Price”) shall initially be $5.50 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series D Preferred stock shall automatically convert upon a public offering of Common Stock if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series D Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series D Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (h) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such

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holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series D Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series D Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series D Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (1) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to

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be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(f) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(g) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series D Preferred Stock. If a certificate or certificates representing more than one share of Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series D Preferred Stock, the Corporation shall pay, in lieu thereof; in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(h) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series D Preferred Stock.

(i) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series D Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series D Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(j) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common

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Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series D Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series D Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series D Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series D Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series D Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(l) If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of

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the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $5.50 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series D Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series D Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5)(a), holders of Series D Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series D Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series D Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock, and any other shares entitled to vote in the ordinary course. With respect to any such vote, each share of Series D Preferred Stock shall entitle the holder thereof to cast one vote.

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(7) Reports. So long as any of the Series D Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 30th day of March, 1999.

FIBROGEN, INC.

By:	/s/ Julian N. Stern
JULIAN N. STERN, Secretary

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CERTIFICATE OF DESIGNATION OF POWERS,

PREFERENCES AND RIGHTS OF THE SERIES E PREFERRED STOCK

OF

FIBROGEN, INC.

ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF

SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to Section 151 of the General Corporation Law of the State of Delaware, certifies that:

FIRST: The Board of Directors of the Corporation has duly adopted the resolutions attached hereto as Appendix I providing for the issuance of an additional series of its Preferred Stock to be designated “Series E Preferred Stock” and to consist of 12,917,595 shares.

SECOND: The Certificate of Designation of powers, preferences and rights of the Series A Preferred Stock was filed with the Secretary of the State of Delaware on December 14, 1993; the Certificate of Designation of powers, preferences and rights of the Series B Preferred Stock was filed with the Secretary of the State of Delaware on November 8, 1995 and amended on April 19, 1996 and October 17, 1997; the Certificate of Designation of powers, preferences and rights of the Series C Preferred Stock was filed with the Secretary of the State of Delaware on March 30, 1998; the Certificate of Designation of powers, preferences and rights of the Series D Preferred Stock was filed with the Secretary of the State of Delaware on March 31, 1999; and the Certificate of Designation of powers, preferences and rights of the Royalty Acquisition Preferred Stock was filed with the Secretary of the State of Delaware on June 9, 1997 and amended on March 30, 1998.

THIRD: The Certificate of Designation of the Series E Preferred Stock attached hereto as Appendix I has been duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware by the directors of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Thomas B. Neff, its President, and Julian Stern, its Secretary, this 12th day of May, 2000.

/s/ Thomas B. Neff
President

ATTEST:

/s/ Julian Stern
Secretary

APPENDIX I

WHEREAS, the Certificate of Incorporation, as amended (the “Restated Certificate”) of this Corporation provides for a class of its authorized shares known as preferred stock, comprising 50,000,000 shares, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including any sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred stock, and the number of shares constituting any such series and the designation thereof, or all or any of them;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series A Preferred Stock,” consisting of 7,390,000 shares; and

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series B Preferred Stock,” consisting of 14,100,000 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series C Preferred Stock,” consisting of 5,000,000 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series D Preferred Stock,” consisting of 909,901 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Royalty Acquisition Preferred Stock,” consisting of 8,000,000 shares; and

WHEREAS, it is now the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the powers, preferences and rights of a series of preferred stock designated the “Series E Preferred Stock”;

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors does hereby provide for the issuance of an additional series of preferred stock of the Corporation, consisting of 12,917,595 shares designated as “Series E Preferred Stock,” and does hereby fix and determine the powers, preferences and rights relating to said Series E Preferred Stock as hereinafter set forth.

The powers, preferences and rights granted to the Series E Preferred (as defined below or the holders thereof are as follows:

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1. Designation. The series of Preferred Stock shall be designated the “Series E Preferred Stock” (“Series E Preferred”) and shall consist of 12,917,595 shares. The “Series A Preferred Stock” (“Series A Preferred”), the “Series B Preferred Stock” (“Series B Preferred”), the Series C Preferred Stock (“Series C Preferred”), the “Series D Preferred Stock” (“Series D Preferred”), the Royalty Acquisition Preferred Stock (“Royalty Acquisition Preferred”) and the Series E Preferred and any other series of Preferred Stock authorized by the Board of Directors of this Corporation are hereinafter referred to as “Preferred Stock” or “Preferred.”

2. Dividend Rate and Rights.

(a)	Dividends. Holders of the Series E Preferred, in preference to the holders of Common Stock or any other stock of the Corporation (“Junior Stock”), shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds that are legally available therefor, noncumulative cash dividends at the rate of eight percent (8%) of the “Original Issue Price” per annum on each outstanding share of Series E Preferred (as adjusted for any stock dividends, combinations, splits, reclassifications, recapitalizations and the like with respect to such shares). The Original Issue Price of the Series E Preferred shall be Four Dollars and Forty Nine Cents ($4.49) per share (which amount shall be subject to adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series E Preferred).

(b)	Conversion of Dividends. In the event of the conversion of any shares of Series E Preferred pursuant to Section 5 hereof, all declared and unpaid dividends on such shares of Series E Preferred will be canceled and no dividends will be payable in respect of such shares of Series E Preferred, but instead the amount of declared but unpaid dividends on such shares of Series E Preferred will be taken into account in determining the number of shares of Common Stock into which such shares of Series E Preferred are convertible, as provided in Section 5 hereof.

(c)	Dividends in Kind. In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Junior Stock entitled to receive, a dividend or other distribution with respect to the Junior Stock payable in (i) securities other than shares of Common Stock of the Corporation or (ii) assets, then and in each such event the holders of Series E Preferred shall receive, at the same time such distribution is made with respect to Junior Stock, the number of securities or such other assets of the Corporation which they would have received had their Series E Preferred been converted into Common Stock immediately prior to the record date for determining holders of Junior Stock entitled to receive such distribution.

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3. Liquidation, Dissolution or Winding Up.

(a)	Treatment at Liquidation, Dissolution or Winding Up.

(1)	In the event of any liquidation, dissolution, merger (where a change of control occurs), sale of all or substantially all of the assets of the Corporation, or winding up of the Corporation, whether voluntary or involuntary, (any of such events referred to herein as a “Liquidity Event”) before any distribution may be made with respect to the Junior Stock, holders of each share of Series E Preferred shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, whether such assets are capital, surplus, or capital earnings, an amount equal to the Original Issue Price (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, combination, split, reclassification, recapitalization or other similar event involving the Series E Preferred) plus all declared and unpaid dividends thereon (collectively, the “Liquidation Amount”). If the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E Preferred the full amount of the Liquidation Amount to which they shall be entitled, the holders of shares of Series E Preferred shall share ratably in any distribution of assets according to the amounts which would be payable with respect to the Series E Preferred held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full

(2)	Following any Reorganization described in Section 3(b) below, and upon completion of the distribution required by Section 3(a)(1) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed pursuant to Section 3(a)(3) below. In all other Liquidity Events, upon completion of the distribution required by Section 3(a)(1) above the remaining assets of the Corporation available for distribution to stockholders shall be distributed to the holders of the Preferred Stock (other than the Series E Preferred), in accordance with the respective Certificates of Designation of Powers, Preferences and Rights of such series of Preferred Stock, or the Certificate of Incorporation, as amended, as applicable.

(3)

Upon completion of the distribution required by Section 3(a)(1) above, and Section 3(a)(2) above if applicable, the remaining assets of the Corporation available for distribution shall be distributed to the holders of Common Stock and Preferred Stock (other than the Series E Preferred) on an as converted to Common Stock basis, until each of such holders receives with respect to each Common Stock share equivalent up to, but not more than, the amount paid to with respect to each share of Series E

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Preferred pursuant to Section 3(a)(1) above. If the assets of the Corporation are not adequate to pay the amounts set forth in this Section 3(a)(3), the assets shall be distributed ratably amongst the holders of capital stock entitled to such distribution, on an as-converted to common stock basis.

(4)	Upon completion of the distribution required by Sections 3(a)(1), (2) and (3) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed to the holders of the Preferred Stock and the holders of the Common Stock on a pro-rata basis assuming that each share of Preferred Stock has been converted into Common Stock.

(b)	Treatment of Reorganizations. Any Reorganization (as such term is defined in Section 5(f)), shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3; provided, however, that each holder of Series E Preferred shall have the right to elect the benefits of the provisions of Section 5(f) hereof, if applicable, in lieu of receiving payment of amounts payable upon liquidation, dissolution or winding up of the Corporation pursuant to this Section 3.

(c)	Distributions in Cash. The Liquidation Amount shall in all events be paid in cash; provided, however, that if the Liquidation Amount is payable in connection with a Reorganization, then each holder of the Series E Preferred may, at its election, receive payment of the Liquidation Amount in the same form of consideration as is payable with respect to the Junior Stock. Wherever a distribution provided for in this Section 3 is payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation’s Board of Directors.

4. Voting Power. Except as otherwise expressly provided in Section 7 hereof, or as required by law, each holder of Series E Preferred shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder’s shares of Series E Preferred could be converted, pursuant to the provisions of Section 5 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholder is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series E Preferred and Common Stock shall vote together as a single class on all matters. Fractional votes shall not, however, be permitted and any fractional voting rights (after aggregating all shares into which shares of Series E Preferred held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

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5. Conversion into Common Stock. The holders of the Series E Preferred shall have the following rights with respect to the conversion of the Series E Preferred into shares of Common Stock (the “Conversion Rights”):

(a)	General. Subject to and in compliance with the provisions of this Section 5, any share of the Series E Preferred may, at the option of the holder, be converted at any time into fully-paid and non-assessable shares of Common Stock of the Corporation. The number of shares of Common Stock to which a holder of Series E Preferred shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5(b)) by the number of shares of Series E Preferred being converted.

(b)	Applicable Conversion Rate. The conversion rate in effect at any time (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing the Original Issue Price by the Applicable Conversion Value, calculated as provided in Section 5(c).

(c)	Applicable Conversion Value. The Applicable Conversion Value shall be the Original Issue Price, except that such amount be adjusted from time to time in accordance with Section 5(d).

(d)	Adjustments to Applicable Conversion Values.

(1)	Conversion Events.

(A)	Upon Sale of Common Stock. If the Corporation shall, while there are any shares of Series E Preferred outstanding, issue or sell (or in accordance with Section 5(d)(1)(B) below is deemed to have issued or sold) shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value for the Series E Preferred, upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to an amount determined by multiplying the Applicable Conversion Values by a fraction;

(i)

the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received or to be received by the Corporation (in accordance with the Net Consideration Per Share in the case of warrants, options or any other rights with respect to convertible or exchangeable securities) for the total number of such additional shares of Common Stock so issued would purchase at the Applicable

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Conversion Value in effect immediately prior to such issuance, and

(ii)	the denominator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued;

provided that for the purpose of clause (i) and (ii) of this Subsection 5(d)(1)(A), all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock and all shares of Common Stock issuable upon exercise of outstanding options, warrants and other convertible securities shall be deemed to be outstanding.

(B)	Upon Issuance of Warranties, Options and Rights to Common Stock.

(i)

For the purpose of this Section 5(d)(1), the issuance of any warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement, or undertaking to issue warrants, options, subscriptions, or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 5(d)(1) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions, or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made or deemed not required hereunder, upon the issuance of any such warrants, options, or subscription or purchase rights or upon the issuance of any convertible securities (or upon the

7

issuance of any warrants, options or any rights therefor) as above provided.

(ii)	Should the Net Consideration Per Share of any such warrants, options, subscriptions, or purchase rights or convertible securities be decreased from time to time (other than as a result of a stock split, stock dividend or other similar event), then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have obtained (1) had the adjustments made upon the issuance of such warrants, options, rights, or convertible securities been made upon the basis of the decreased Net Consideration per share of such securities, and (2) had adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5(d)(1)(B) which relates to warrants, options, subscriptions, purchase rights or convertible securities with respect to shares of Common Stock shall be disregarded if, as, when and to the extent such warranties, options, subscriptions, purchase rights or convertible securities expire or are cancelled without being exercised or converted, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect at the time of the issuance of the expired or cancelled warrants, options, subscriptions, purchase rights, or convertible securities with such additional adjustments as would have been made to all Applicable Conversion Value had the expired or cancelled warrants, options, subscriptions, purchase rights or convertible securities not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall be determined as follows:

(a) The “Net Consideration Per Share” shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation

8

upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged, or converted.

(b) The “Net Consideration Per Share” which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions, or other purchase rights or convertible exchangeable securities.

(C)	Stock Dividends. In the event the Corporation shall make or issue a dividend or other distribution payable in Common Stock or securities of the Corporation convertible into or otherwise exchangeable for the Common Stock of the Corporation, then such Common Stock or other securities issued in payment of such dividend shall be deemed to have been issued without consideration (except for dividends payable in shares of Common Stock payable pro rata to holders of Series E Preferred and to holders of any other class of stock).

(D)	Consideration Other than Cash. For purposes of this Section 5(d)(1), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5(d) consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation.

(E)

Exceptions. This Section 5(d)(1) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5(d)(2)). Further, the provisions of this Section 5(d) shall not apply to (i) shares issued upon conversion of Preferred Stock, (ii) Common Stock and/or bona fide options (and the shares issuable upon exercise thereof) issued to employees, directors and consultants of the Corporation pursuant to written stock option or stock purchase plans or arrangements that have been approved by the stockholders of the Corporation (within one year of the date of adoption), or (iii)

9

shares issued in connection with the exercise of convertible securities, warrants or options or other contractual obligations in connection with the rollup of Skin Sciences, Inc. into the Corporation, outstanding as of the date of the first sale of Series E Preferred.

(2)	Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value for the Series E Preferred shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value with respect to the Series E Preferred by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value for the Series E Preferred shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock or on any class or series of preferred stock, unless made pro rata to holders of Series E Preferred, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock.

(e)	Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series E Preferred shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or distribution provided for elsewhere in this Section 5 or by a Reorganization), then and in each such event, the holder of each share of Series E Preferred shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series E Preferred might have been converted immediately prior to such capital reorganization, reclassification or other change.

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(f)	Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation or other entity or person (other than the merger of a wholly or majority owned subsidiary into the Corporation), or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation’s voting power immediately after such consolidation, merger or reorganization, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, or the sale of a majority of the voting securities of the Corporation in one transaction or a series of related transactions (any of which events is herein referred to as a “Reorganization”) then as a part of such Reorganization, provision shall be made so that the holders of the Series E Preferred shall thereafter be entitled to receive upon conversion of the Series E Preferred, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series E Preferred immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series E Preferred after the Reorganization, to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series E Preferred) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

Upon the occurrence of a Reorganization, under circumstances which make the preceding paragraph applicable, each holder of Series E Preferred shall have the option of electing treatment for his shares of Series E Preferred under either this Section 5(f) or Section 3 hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) business days before the effective date of such event.

(g)	Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Rate, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

(h)

Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series E Preferred shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert

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such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series E Preferred surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Series E Preferred being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the shares of Series E Preferred being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon conversion of such shares of Series E Preferred in accordance with the provisions of this Section 5, and cash, as provided in Section 5(i), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series E Preferred shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Corporation shall pay any taxes payable with respect to the issuance of Common Stock upon conversion of the Series E Preferred, other than any taxes payable with respect to income by the holders thereof.

(i)	Cash in Lieu of Fractional Shares. The Corporation may, if it so elects, issue fractional shares of Common Stock or script representing fractional shares upon the conversion of shares of Series E Preferred. If the Corporation does not elect to issue fractional shares, the Corporation shall pay to the holder of the shares of Series E Preferred which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series E Preferred being converted at any one time by any holder thereof, not upon each share of Series E Preferred being converted.

(j)	Partial Conversion. In the event some but not all of the shares of Series E Preferred represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series E Preferred which were not converted.

(k)	Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized by unissued shares of Common Stock, solely

12

for the purpose of effecting the conversion of the shares of the Series E Preferred, such number of its shares of Common Stock shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Preferred, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(l)	Minimum Adjustment. Any provision of this Section 5 to the contrary notwithstanding, no adjustment in the Applicable Conversion Value shall be made if the amount of such adjustment would be less than 1% of the Applicable Conversion Value then in effect, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with all amounts so carried forward, aggregate 1% or more of the Applicable Conversion Value then in effect.

(m)	Mandatory Conversion. Each share of Series E Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Applicable Conversion Rate, as applicable, (A) at any time upon the affirmative election of the holders of at least fifty percent (50%) of the outstanding shares of the Series E Preferred voting as a single class, or (B) immediately upon (1) the closing of a Qualified Public Offering (as herein after defined). For purposes hereof, the term “Qualified Public Offering” shall mean an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), covering the offer and sale of the Corporation’s securities in which (i) the per share price is at least one hundred twenty five percent (125%) of the Original Issue Price (as adjusted for stock splits, etc.) and (ii) the gross cash proceeds to the Corporation (before underwriting discounts, commissions and fees) are at least Forty Million Dollars ($40,000,000) and (2) listing of the shares of Common Stock of the Corporation on the New York Stock Exchange, American Stock Exchange, NASDAQ National Market or NASDAQ Small Cap Market. Holders of shares subject to conversion shall deliver to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing) during its usual business hours, the certificate or certificates for shares of Series E Preferred being converted, and the Corporation shall issue and deliver to such holders certificates for the number of shares of Common Stock to which such holders are entitled. Until such time as holders of shares of Series E Preferred shall surrender those certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which the holders shall be entitled upon the surrender thereof.

6. No Reissuance of Preferred Stock. No share of Series E Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall

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be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series E Preferred accordingly.

7. Restrictions and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series E Preferred remain outstanding, the Corporation shall not, without the approval by vote or written consent by the holders of at least a majority of the then outstanding shares of Series E Preferred, voting as a separate class:

(a)	authorize or issue, or increase or decrease the authorized number of, (other than by redemption or conversion) any shares of Common Stock or Preferred Stock or shares of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking on a parity with or senior to the Series E Preferred in rights of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series; provided, that the Corporation may, without such affirmative vote of holders of the Series E Preferred, (1) at any time, authorize, issued and sell up to 4,008,909 shares of Series E Preferred to stockholders of record of the Company and its subsidiaries as of the date of the first sale of Series E Preferred and to Life Sciences venture fund of Japan and such other investors as approved by at least a majority of the then outstanding shares of Series E Preferred, and (2) at any time after the first anniversary of the date of the first sale of Series E Preferred, (i) authorize, issue and sell up to 3,000,000 shares (in addition to the shares of Series E Preferred set forth in clause (1) above) of Series E Preferred or, in the alternative, (ii) establish, issue and sell shares of capital stock of equal priority to that of the Series E Preferred with an aggregate purchase price of up to $20,000,000;

(b)	redeem or repurchase any capital stock or pay dividends or other distributions with respect to capital stock of the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or in exercise of the Corporation’s right of first refusal upon a proposed transfer);

(c)	take any action or agreement by the Corporation or its stockholders regarding a Reorganization in which the consideration paid or proposed to be paid to the Corporation or the holders of capital stock of the Corporation implies a price or value per share of the Series E Preferred less than the Liquidation Amount;

(d)	take any action or knowingly fail to take any action that would result in or effectuate the liquidation, dissolution or winding up of the Corporation; or

(e)	effectuate any amendment, alteration, or repeal of any provision of the Certificate of Incorporation, as amended, or the Bylaws of the Company that alters or

14

changes the voting powers, preferences, or other special rights or privileges, qualifications, limitations, or restrictions of the Series E Preferred.

8. No Dilution or Impairment. Without the consent of the holders of the then outstanding Series E Preferred, as required under Section 7, the Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series E Preferred against dilution or other impairment.

9. Notices of Record Date. In the event of

(a)	any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)	any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

(c)	any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series E Preferred a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution, or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten (10) business days prior to the date specified in such notice on which such action is to be taken.

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

FIBROPHAR.MA, INC.

INTO

FIBROGEN, INC

* * * * * * *

FibroGen, Inc., a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 29th day of September, 1993, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares (of each class) of the stock of FibroPharma, Inc., a corporation incorporated on the 10th day of February, 1995, pursuant to the Corporations Code of the State of California.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 16th day of August, 2001, determined to and did merge into itself said FibroPharma, Inc.:

RESOLVED, that FibroGen, Inc. merge, and it hereby does merge into itself FibroPharma, Inc. and assumes all of its obligations; and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware;

FURTHER RESOLVED, that the proper officer of this corporation be and he or she is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said FibroPharma, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said FibroGen, Inc. has caused this Certificate to be signed by Thomas B. Neff, its President and Chief Executive Officer, this 11th day of February, 2002.

FIBROGEN, INC.

By	/s/ Thomas Neff
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATION OF POWERS, PREFERENCES AND PRIVILEGES

OF

SERIES E PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FIBROGEN, Inc.

2. The Certificate of Designation of Powers, Preferences and Privileges of Series E Preferred Stock of the Corporation filed with the Delaware Secretary of State effective May 16, 2000 is hereby amended by striking out clause (a) of Section 7 of Appendix 1 and substituting in lieu of said paragraph the following paragraph:

(a)	authorize or issue, or increase or decrease the authorized number, (other than by redemption or conversion) of any shares of Common Stock or Preferred Stock or shares of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking on a parity with or senior to the Series E Preferred in rights of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series; provided, that the Corporation may, without such affirmative vote of holders of the Series E Preferred, (1) at any time, authorize, issue and sell up to 4,008,909 shares of Series E Preferred to stockholders of record of the Company and its subsidiaries as of the date of the first sale of Series E Preferred and to Life Sciences venture fund of Japan and such other investors as approved by at least a majority of the then outstanding shares of Series E Preferred, and (2) at any time after the first anniversary of the date of the first sale of Series E Preferred, (i) authorize, issue and sell up to 3,000,000 shares (in addition to the shares of Series E Preferred set forth in clause (1) above) of Series E Preferred or, in the alternative, (ii) establish, issue and sell shares of capital stock of equal or lesser priority to that of the Series E Preferred with an aggregate purchase price of up to $20,000,000;

3. The Amendment of the Certificate of Designation of Powers, Preferences and Privileges of Series E Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 24th day of June, 2002.

/s/ Julian N. Stern
Julian N. Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series D Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective March 31, 1999 is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 2,090,910 shares of the Preferred Stock of the Corporation shall be designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series D Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 26th day of July, 2002.

/s/ Julian N. Stern
Julian N. Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series D Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective March 31, 1999 and amended on July 26, 2002 is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 2,272,729 shares of the Preferred Stock of the Corporation shall be designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series D Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 27th day of December, 2002.

/s/ Grace U. Shin
Grace U. Shin, Assistant Corporate Secretary, Vice President, Legal Affairs and Corporate Counsel

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The certificate of incorporation of the Corporation is hereby amended by striking out the first paragraph of Article Fourth and substituting in lieu of said paragraph the following new paragraph:

“FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is Two Hundred Thirty Million (230,000,000) shares, comprised of One Hundred Fifty Million (150,000,000) shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and Eighty Million (80,000,000) shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).”

3. The Amendment of the certificate of incorporation herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 3rd day of March, 2003.

/s/ Grace U. Shin
Grace U. Shin, Vice President, Legal Affairs and Corporate Counsel

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATION OF POWERS, PREFERENCES AND PRIVILEGES

OF

SERIES E PREFERRED STOCK

OF

FEBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FIBROGEN, Inc.

2. The Certificate of Designation of Powers, Preferences and Privileges of Series E Preferred Stock of the Corporation filed with the Delaware Secretary of State effective May 16, 2000 and amended on June 27, 2002 is hereby amended by striking out clause (a) of Section 7 of Appendix 1 and substituting in lieu of said paragraph the following paragraph:

(a)	authorize or issue, or increase or decrease the authorized number of, (other than by redemption or conversion) any shares of capital stock or any other securities convertible into equity securities of the Corporation, in each case ranking (i) on a parity with or senior to the Series E Preferred in rights of liquidation preference, voting or dividends or (ii) senior to the Series E Preferred in redemption rights; provided, that the Corporation may, without such affirmative vote of holders of the Series E Preferred, (1) at any time, authorize, issued and sell up to 4,008,909 shares of Series E Preferred to stockholders of record of the Company and its subsidiaries as of the date of the first sale of Series E Preferred and to Life Sciences venture fund of Japan and (2) at any time after the first anniversary of the date of the first sale of Series E Preferred, (i) authorize, issue and sell up to 3,000,000 shares (in addition to the shares of Series E Preferred set forth in clause (1) above) of Series E Preferred or, in the alternative, (ii) establish, issue and sell shares of capital stock of equal priority to that of the Series E Preferred with an aggregate purchase price of up to $20,000,000;

3. The Amendment of the Certificate of Designation of Powers, Preferences and Privileges of Series E Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 19th day of February, 2004.

/s/ Julian N. Stern, Secretary
Julian N. Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series D Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective March 31, 1999 and amended on July 26, 2002 and December 27, 2002 is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 6,818,183 shares of the Preferred Stock of the Corporation shall be designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series D Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 19th day of February, 2004.

/s/ Julian N. Stern, Secretary
Julian N. Stern, Secretary

CERTIFICATE OF DESIGNATION OF POWERS,

PREFERENCES AND RIGHTS OF THE SERIES F PREFERRED STOCK

OF

FIBROGEN, INC.

ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF

SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to Section 151 of the General Corporation Law of the State of Delaware, certifies that:

FIRST: The Board of Directors of the Corporation has duly adopted the resolutions attached hereto as Appendix I providing for the issuance of an additional series of its Preferred Stock to be designated “Series F Preferred Stock” and to consist of 23,380,874 shares.

SECOND: The Certificate of Designation of powers, preferences and rights of the Series A Preferred Stock was filed with the Secretary of the State of Delaware on December 14, 1993; the Certificate of Designation of powers, preferences and rights of the Series B Preferred Stock was filed with the Secretary of the State of Delaware on November 8, 1995 and amended on April 19, 1996 and October 17, 1997; the Certificate of Designation of powers, preferences and rights of the Series C Preferred Stock was filed with the Secretary of the State of Delaware on March 30, 1998; the Certificate of Designation of powers, preferences and rights of the Series D Preferred Stock was filed with the Secretary of the State of Delaware on March 31, 1999 and amended on July 26, 2002, December 27, 2002, and February 19, 2004; the Certificate of Designation of powers, preferences and rights of the Series E Preferred Stock (“the Series E Certificate of Designation”) was filed with the Secretary of the State of Delaware on May 12, 2000 and amended on June 27, 2002 and February 19, 2004; and the Certificate of Designation of powers, preferences and rights of the Royalty Acquisition Preferred Stock was filed with the Secretary of the State of Delaware on June 9, 1997 and amended on March 30, 1998.

THIRD: The Certificate of Designation of the Series F Preferred Stock attached hereto as Appendix I has been duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware by the directors of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Thomas B. Neff, its President, and Grace U. Shin, its Assistant Secretary, this 27th day of December 2004.

/s/ Thomas B. Neff
President

ATTEST:

/s/ Grace U. Shin
Assistant Secretary

APPENDIX I

WHEREAS, the Certificate of Incorporation, as amended (the “Restated Certificate”) of this Corporation provides for a class of its authorized shares known as preferred stock, comprising 80,000,000 shares, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including any sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred stock, and the number of shares constituting any such series and the designation thereof, or all or any of them;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series A Preferred Stock,” consisting of 7,390,000 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series B Preferred Stock,” consisting of 14,100,000 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series C Preferred Stock,” consisting of 5,000,000 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series D Preferred Stock,” consisting of 6,818,183 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Series E Preferred Stock,” consisting of 12,917,595 shares;

WHEREAS, the Board of Directors, pursuant to its authority as aforesaid, has previously fixed the powers, preferences and rights of a series of preferred stock designated the “Royalty Acquisition Preferred Stock,” consisting of 8,000,000 shares; and

WHEREAS, it is now the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the powers, preferences and rights of a series of preferred stock designated the “Series F Preferred Stock”;

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors does hereby provide for the issuance of an additional series of preferred stock of the Corporation, consisting of 23,380,874 shares designated as “Series F Preferred Stock,” and does hereby fix and determine the powers, preferences and rights relating to said Series F Preferred Stock as hereinafter set forth.

2

The powers, preferences and rights granted to the Series F Preferred (as defined below) or the holders thereof are as follows:

1. Designation. The series of Preferred Stock shall be designated the “Series F Preferred Stock” (“Series F Preferred”) and shall consist of 23,380,874 shares. The “Series A Preferred Stock” (“Series A Preferred”), the “Series B Preferred Stock” (“Series B Preferred”), the Series C Preferred Stock (“Series C Preferred”), the “Series D Preferred Stock” (“Series D Preferred”), the Series E Preferred Stock (“the Series E Preferred”), the Royalty Acquisition Preferred Stock (“Royalty Acquisition Preferred”) and the Series F Preferred and any other series of Preferred Stock authorized by the Board of Directors of this Corporation are hereinafter referred to as “Preferred Stock” or “Preferred.”

2. Dividend Rate and Rights.

(a)	Dividends. Holders of the Series F Preferred, pari passu with the Series E Preferred and in preference to the holders of Series A Preferred A, Series B Preferred, Series C Preferred, Series D Preferred, Common Stock or any other stock of the Corporation (“Junior Stock”), shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds that are legally available therefor, noncumulative cash dividends at the rate of eight percent (8%) of the “Original Issue Price” per annum on each outstanding share of Series F Preferred (as adjusted for any stock dividends, combinations, splits, reclassifications, recapitalizations and the like with respect to such shares). The Original Issue Price of the Series F Preferred shall be Four Dollars and Fifty-Five Cents ($4.55) per share (which amount shall be subject to adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series F Preferred).

(b)	Conversion of Dividends. In the event of the conversion of any shares of Series F Preferred pursuant to Section 5 hereof, all declared and unpaid dividends on such shares of Series F Preferred will be canceled and no dividends will be payable in respect of such shares of Series F Preferred, but instead the amount of declared but unpaid dividends on such shares of Series F Preferred will be taken into account in determining the number of shares of Common Stock into which such shares of Series F Preferred are convertible, as provided in Section 5 hereof.

(c)	Dividends in Kind. In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Junior Stock entitled to receive, a dividend or other distribution with respect to the Junior Stock payable in (i) securities other than shares of Common Stock of the Corporation or (ii) assets, then and in each such event the holders of Series F Preferred, pari passu with the holders of Series E Preferred, shall receive, at the same time such distribution is made with respect to Junior Stock, the number of securities or such other assets of the Corporation which they would have received had their Series F Preferred been converted into Common Stock immediately prior to the record date for determining holders of Junior Stock entitled to receive such distribution.

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3. Liquidation, Dissolution or Winding Up.

(a)	Treatment at Liquidation, Dissolution or Winding Up.

(1)	In the event of any liquidation, dissolution, merger (where a change of control occurs), sale of all or substantially all of the assets of the Corporation, or winding up of the Corporation, whether voluntary or involuntary, (any of such events referred to herein as a “Liquidity Event”) before any distribution may be made with respect to the Junior Stock, holders of each share of Series F Preferred and holders of each share of Series E Preferred shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, whether such assets are capital, surplus, or capital earnings, an amount equal to the product of the number of shares held by such holder and the Original Issue Price of each such series (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, combination, split, reclassification, recapitalization or other similar event involving the Series E Preferred and Series E Preferred) plus all declared and unpaid dividends thereon (collectively, the “Liquidation Amount”). If the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series F Preferred and holders of shares of Series E Preferred the full amount of the Liquidation Amount to which they shall be entitled, the holders of shares of Series F Preferred and holders of shares of Series E Preferred shall share ratably on a pro rata basis calculated upon the Original Issue Price of each such share of Series F Preferred or Series E Preferred (as defined in the “the Series E Certificate of Designation”) in any distribution of assets according to the amounts which would be payable with respect to the Series F Preferred and holders of shares of Series E Preferred held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

(2)	Following any Reorganization described in Section 3(b) below, and upon completion of the distribution required by Section 3(a)(1) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed pursuant to Section 3(a)(3) below. In all other Liquidity Events, upon completion of the distribution required by Section 3(a)(1) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed to the holders of the Preferred Stock (other than the Series F Preferred and the Series E Preferred), in accordance with the respective Certificates of Designation of Powers, Preferences and Rights of such series of Preferred Stock, or the Certificate of Incorporation, as amended, as applicable.

(3)	Upon completion of the distribution required by Section 3(a)(1) above, and Section 3(a)(2) above if applicable, the remaining assets of the

4

Corporation available for distribution shall be distributed to the holders of Common Stock and Preferred Stock (other than the Series E Preferred and the Series F Preferred) on an as converted to Common Stock basis, until each of such holders receives with respect to each Common Stock share equivalent up to, but not more than, the amount paid to with respect to each share of Series F Preferred pursuant to Section 3(a)(1) above. If the assets of the Corporation are not adequate to pay the amounts set forth in this Section 3(a)(3), the assets shall be distributed ratably amongst the holders of capital stock entitled to such distribution, on an as-converted to common stock basis.

(4)	Upon completion of the distribution required by Sections 3(a)(1), (2) and (3) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed to the holders of the Preferred Stock and the holders of the Common Stock on a pro-rata basis assuming that each share of Preferred Stock has been converted into Common Stock.

(b)	Treatment of Reorganizations. Any Reorganization (as such term is defined in Section 5(0), shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3; provided, however, that each holder of Series F Preferred shall have the right to elect the benefits of the provisions of Section 5(0 hereof, if applicable, in lieu of receiving payment of amounts payable upon liquidation, dissolution or winding up of the Corporation pursuant to this Section 3.

(c)	Distributions in Cash. The Liquidation Amount shall in all events be paid in cash; provided, however, that if the Liquidation Amount is payable in connection with a Reorganization, then each holder of the Series F Preferred may, at its election, receive payment of the Liquidation Amount in the same form of consideration as is payable with respect to the Junior Stock. Wherever a distribution provided for in this Section 3 is payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation’s Board of Directors.

4. Voting Power. Except as otherwise expressly provided in Section 7 hereof, or as required by law, each holder of Series F Preferred shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder’s shares of Series F Preferred could be converted, pursuant to the provisions of Section 5 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholder is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series F Preferred and Common Stock shall vote together as a single class on all matters. Fractional votes shall not, however, be permitted and any fractional voting rights (after aggregating all shares into which shares of Series F Preferred held

5

by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

5. Conversion into Common Stock. The holders of the Series F Preferred shall have the following rights with respect to the conversion of the Series F Preferred into shares of Common Stock (the “Conversion Rights”):

(a)	General. Subject to and in compliance with the provisions of this Section 5, any share of the Series F Preferred may, at the option of the holder, be converted at any time into fully paid and non-assessable shares of Common Stock of the Corporation. The number of shares of Common Stock to which a holder of Series F Preferred shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5(b)) by the number of shares of Series F Preferred being converted.

(b)	Applicable Conversion Rate. The conversion rate in effect at any time (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing the Original Issue Price by the Applicable Conversion Value, calculated as provided in Section 5(c).

(c)	Applicable Conversion Value. The Applicable Conversion Value shall be the Original Issue Price, except that such amount shall be adjusted from time to time in accordance with Section 5(d).

(d)	Adjustments to Applicable Conversion Values.

(1)	Conversion Events.

(A)	Upon Sale of Common Stock. If the Corporation shall, while there are any shares of Series F Preferred outstanding, issue or sell (or in accordance with Section 5(d)(1)(B) below is deemed to have issued or sold) shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value for the Series F Preferred, upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to an amount determined by multiplying the Applicable Conversion Values by a fraction;

(i)

the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received or to be received by the Corporation (in accordance with the Net Consideration Per Share in the case of warrants, options or

6

any other rights with respect to convertible or exchangeable securities) for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(ii)	the denominator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued;

provided that for the purpose of clause (i) and (ii) of this Subsection 5(d)(1)(A), all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock and all shares of Common Stock issuable upon exercise of outstanding options, warrants and other convertible securities shall be deemed to be outstanding.

(B)	Upon Issuance of Warrants, Options and Rights to Common Stock.

(i)

For the purpose of this Section 5(d)(1), the issuance of any warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement, or undertaking to issue warrants, options, subscriptions, or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 5(d)(I) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions, or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made or deemed not required hereunder, upon the issuance of any such warrants, options, or subscription or purchase rights or upon the issuance of any convertible securities (or upon the

7

issuance of any warrants, options or any rights therefor) as above provided.

(ii)	Should the Net Consideration Per Share of any such warrants, options, subscriptions, or purchase rights or convertible securities be decreased from time to time (other than as a result of a stock split, stock dividend or other similar event), then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have obtained (1) had the adjustments made upon the issuance of such warrants, options, rights, or convertible securities been made upon the basis of the decreased Net Consideration per share of such securities, and (2) had adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5(d)(1)(B) which relates to warrants, options, subscriptions, purchase rights or convertible securities with respect to shares of Common Stock shall be disregarded if, as, when and to the extent such warranties, options, subscriptions, purchase rights or convertible securities expire or are cancelled without being exercised or converted, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect at the time of the issuance of the expired or cancelled warrants, options, subscriptions, purchase rights, or convertible securities with such additional adjustments as would have been made to all Applicable Conversion Value had the expired or cancelled warrants, options, subscriptions, purchase rights or convertible securities not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall be determined as follows:

(a) The “Net Consideration Per Share” shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the

8

aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged, or converted.

(b) The “Net Consideration Per Share” which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions, or other purchase rights or convertible exchangeable securities.

(C)	Stock Dividends. In the event the Corporation shall make or issue a dividend or other distribution payable in Common Stock or securities of the Corporation convertible into or otherwise exchangeable for the Common Stock of the Corporation, then such Common Stock or other securities issued in payment of such dividend shall be deemed to have been issued without consideration (except for dividends payable in shares of Common Stock payable pro rata to holders of Series F Preferred and to holders of any other class of stock).

(D)	Consideration Other than Cash. For purposes of this Section 5(d)(1), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5(d) consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation.

(E)

Exceptions. This Section 5(d)(1) shall not apply under any of the circumstances that would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5(d)(2)). Further, the provisions of this Section 5(d) shall not apply to (i) shares issued upon conversion of Preferred Stock, (ii) Common Stock and/or bona fide options (and the shares issuable upon exercise thereof) issued to employees, directors and consultants of the Corporation pursuant to written stock option or stock purchase plans or arrangements that have been approved by the stockholders of the Corporation (within one year of the date of adoption), or (iii) shares issued in connection with the exercise of convertible securities, warrants or options or other contractual obligations in

9

connection with the rollup of Skin Sciences, Inc. into the Corporation, outstanding as of the date of the first sale of Series F Preferred.

(2)	Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value for the Series F Preferred shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value with respect to the Series F Preferred by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value for the Series F Preferred shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock or on any class or series of preferred stock, unless made pro rata to holders of Series F Preferred, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock.

(e)	Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series F Preferred shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or distribution provided for elsewhere in this Section 5 or by a Reorganization), then and in each such event, the holder of each share of Series F Preferred shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series F Preferred might have been converted immediately prior to such capital reorganization, reclassification or other change.

(f)

Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for

10

elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation or other entity or person (other than the merger of a wholly or majority owned subsidiary into the Corporation), or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation’s voting power immediately after such consolidation, merger or reorganization, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, or the sale of a majority of the voting securities of the Corporation in one transaction or a series of related transactions (any of which events is herein referred to as a “Reorganization”) then as a part of such Reorganization, provision shall be made so that the holders of the Series F Preferred shall thereafter be entitled to receive upon conversion of the Series F Preferred, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series F Preferred immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series F Preferred after the Reorganization, to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series F Preferred) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

Upon the occurrence of a Reorganization, under circumstances which make the preceding paragraph applicable, each holder of Series F Preferred shall have the option of electing treatment for his shares of Series F Preferred under either this Section 5(f) or Section 3 hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) business days before the effective date of such event.

(g)	Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Rate, the Corporation, at its expense, will furnish each holder of Preferred Stock with a certificate, executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

(h)

Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series F Preferred shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series F Preferred surrendered for conversion shall be accompanied by

11

proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Series F Preferred being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the shares of Series F Preferred being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon conversion of such shares of Series F Preferred in accordance with the provisions of this Section 5, and cash, as provided in Section 5(i), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series F Preferred shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Corporation shall pay any taxes payable with respect to the issuance of Common Stock upon conversion of the Series F Preferred, other than any taxes payable with respect to income by the holders thereof.

(i)	Cash in Lieu of Fractional Shares. The Corporation may, if it so elects, issue fractional shares of Common Stock or script representing fractional shares upon the conversion of shares of Series F Preferred. If the Corporation does not elect to issue fractional shares, the Corporation shall pay to the holder of the shares of Series F Preferred which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series F Preferred being converted at any one time by any holder thereof, not upon each share of Series F Preferred being converted.

(j)	Partial Conversion. In the event some but not all of the shares of Series F Preferred represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series F Preferred which were not converted.

(k)

Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series F Preferred, such number of its shares of Common Stock as shall, from time to time, be sufficient to effect the conversion of all outstanding shares of the Series F Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then

12

outstanding shares of the Series F Preferred, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(l)	Minimum Adjustment. Any provision of this Section 5 to the contrary notwithstanding, no adjustment in the Applicable Conversion Value shall be made if the amount of such adjustment would be less than 1% of the Applicable Conversion Value then in effect, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with all amounts so carried forward, aggregate 1% or more of the Applicable Conversion Value then in effect.

(m)	Mandatory Conversion. Each share of Series F Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Applicable Conversion Rate, as applicable, (A) at any time upon the affirmative election of the holders of at least fifty percent (50%) of the outstanding shares of the Series F Preferred voting as a single class, or (B) immediately upon (1) the closing of a Qualified Public Offering (as herein after defined). For purposes hereof, the term “Qualified Public Offering” shall mean an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), covering the offer and sale of the Corporation’s securities in which (i) the per share price is at least one hundred twenty five percent (125%) of the Original Issue Price (as adjusted for stock splits, etc.) and (ii) the gross cash proceeds to the Corporation (before underwriting discounts, commissions and fees) are at least Fifty Million Dollars ($50,000,000) and (2) listing of the shares of Common Stock of the Corporation on the New York Stock Exchange, American Stock Exchange, NASDAQ National Market or NASDAQ Small Cap Market. Holders of shares subject to conversion shall deliver to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing) during its usual business hours, the certificate or certificates for shares of Series F Preferred being converted, and the Corporation shall issue and deliver to such holders certificates for the number of shares of Common Stock to which such holders are entitled. Until such time as holders of shares of Series F Preferred shall surrender those certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which the holders shall be entitled upon the surrender thereof.

6. No Reissuance of Preferred Stock. No share of Series F Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series F Preferred accordingly.

13

7. Restrictions and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series F Preferred remain outstanding, the Corporation shall not, without the approval by vote or written consent by the holders of at least a majority of the then outstanding shares of Series F Preferred, voting as a separate class:

(a)	authorize or issue, or increase or decrease the authorized number of, (other than by redemption or conversion) any shares of Common Stock or Preferred Stock or shares of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking (i) on a parity with or senior to the Series F Preferred in liquidation preference, voting or dividends or (ii) senior to the Series F Preferred in rights of redemption; provided, that, in addition to the shares of Series F Preferred currently authorized for issuance, the Corporation may, without such affirmative vote of holders of the Series F Preferred, authorize, issue and sell up to an additional 2,338,087 shares of Series F Preferred at any time;

(b)	redeem or repurchase any capital stock or pay dividends or other distributions with respect to capital stock of the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or in exercise of the Corporation’s right of first refusal upon a proposed transfer);

(c)	take any action or agreement by the Corporation or its stockholders regarding a Reorganization in which the consideration paid or proposed to be paid to the Corporation or the holders of capital stock of the Corporation implies a price or value per share of the Series F Preferred less than the Liquidation Amount;

(d)	take any action or knowingly fail to take any action that would result in or effectuate the liquidation, dissolution or winding up of the Corporation; or

(e)	effectuate any amendment, alteration, or repeal of any provision of the Certificate of Incorporation, as amended, or the Bylaws of the Company that alters or changes the voting powers, preferences, or other special rights or privileges, qualifications, limitations, or restrictions of the Series F Preferred.

8. No Dilution or Impairment. Without the consent of the holders of the then outstanding Series F Preferred, as required under Section 7, the Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series F Preferred against dilution or other impairment.

9. Notices of Record Date. In the event of

14

(a)	any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)	any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

(c)	any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series F Preferred a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution, or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten (10) business days prior to the date specified in such notice on which such action is to be taken.

15

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES F CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen,

2. The Certificate of Designations of Series F Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective December 27, 2004, is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 23,723,333 shares of the Preferred Stock of the Corporation shall be designated as Series F convertible Preferred Stock (“Series F, Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series F Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 31st day of January, 2005.

/s/ Grace U. Shin, Assistant Secretary
Grace U. Shin, Assistant Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES F CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series F Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective December 27, 2004, and amended on January 31, 2005, is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Designation. The series of Preferred Stock shall be designated the “Series F Preferred Stock” (“Series F Preferred”) and shall consist of 25,718,961 shares. The “Series A Preferred Stock” (“Series A Preferred”), the “Series B Preferred Stock” (“Series B Preferred”), the Series C Preferred Stock (“Series C Preferred”), the “Series D Preferred Stock” (“Series D Preferred”), the Series E Preferred Stock (“the Series E Preferred”), the Royalty Acquisition Preferred Stock (“Royalty Acquisition Preferred”) and the Series F Preferred and any other series of Preferred Stock authorized by the Board of Directors of this Corporation are hereinafter referred to as “Preferred Stock” or “Preferred.”

3. The Amendment of the Certificate of Designations of Series F Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 7th day of November, 2005.

/s/ Julian Stern
Julian Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The certificate of incorporation of the Corporation is hereby amended by striking out the first paragraph of Article Fourth and substituting in lieu of said paragraph the following new paragraph:

“FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is Two Hundred Thirty Six Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (236,666,667) shares, comprised of One Hundred Fifty Million (150,000,000) shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and Eighty Six Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (86,666,667) shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).”

3. The Amendment of the certificate of incorporation herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th day of December, 2006.

/s/ Michael Lowenstein
Michael Lowenstein,
Assistant Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

ROYALTY ACQUISITION PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Royalty Acquisition Preferred Stock of the Corporation filed with the Delaware Secretary of State (as the Series C Convertible Preferred Certificate of Designation) effective June 19, 1997, as amended on March 30, 1998, is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 7,074,357 shares of the Preferred Stock of the Corporation shall be designated as Royalty Acquisition Preferred Stock (“Royalty Acquisition Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Royalty Acquisition Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th day of December, 2006.

/s/ Julian Stern
Julian Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series A Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective December 14, 1993 is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 7,382,500 shares of the Preferred Stock of the Corporation shall be designated as Series A Convertible Preferred Stock (“Series A Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series A Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th day of December, 2006.

/s/ Julian Stern
Julian Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series B Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective November 8, 1995, as amended on October 17, 1997 and April 19, 1996, is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 14,036,608 shares of the Preferred Stock of the Corporation shall be designated as Series 13 Convertible Preferred Stock (“Series B Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series B Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th of December, 2006.

/s/ Julian Stern
Julian Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series C Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State (as the Series D Convertible Preferred Certificate of Designation) effective June 19, 1997, as amended on March 30, 1998 is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 3,535,077 shares of the Preferred Stock of the Corporation shall be designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series C Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th day of December, 2006.

/s/ Julian Stern, Secretary
Julian Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series D Convertible Preferred Stock of the Corporation filed with the Delaware Secretary of State effective March 31, 1999 and amended on February 19, 2004, July 26, 2002 and December 27, 2002 is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“(1) Number and Designation. 7,098,128 shares of the Preferred Stock of the Corporation shall be designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”).”

3. The Amendment of the Certificate of Designations of Series D Convertible Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th day of December, 2006.

/s/ Julian Stern
Julian Stern, Secretary

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF DESIGNATION OF POWERS,

PREFERENCES AND RIGHTS OF THE SERIES E PREFERRED STOCK

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The Certificate of Designations of Series E Preferred Stock of the Corporation filed with the Delaware Secretary of State effective May 1, 2000, as amended on June 19, 2004 and June 27, 2002, is hereby amended by substituting in lieu of Section 1 the following new Section 1:

“Designation. The series of Preferred Stock shall be designated the “Series E Preferred Stock” (“Series E Preferred”) and shall consist of 12,621,221 shares. The “Series A Preferred Stock” (“Series A Preferred”), the “Series B Preferred Stock” (“Series B Preferred”), the Series C Preferred Stock (“Series C Preferred”), the “Series D Preferred Stock” (“Series D Preferred”), the Royalty Acquisition Preferred Stock (“Royalty Acquisition Preferred”) and the Series E Preferred and any other series of Preferred Stock authorized by the Board of Directors of this Corporation are hereinafter referred to as “Preferred Stock” or “Preferred.””

3. The Amendment of the Certificate of Designations of Royalty Acquisition Preferred Stock herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 20th day of December, 2006.

/s/ Julian Stern
Julian Stern, Secretary

CERTIFICATE OF DESIGNATIONS

OF

SERIES G-1 CONVERTIBLE PREFERRED STOCK

OF

FIBROGEN, INC.

FIBROGEN, INC., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors has duly adopted the following resolutions:

RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation, which authorizes 86,666,667 shares of preferred stock, $.01 par value (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

(1) Number and Designation. 9,199,761 shares of the Preferred Stock of the Corporation shall be designated as Series G-1 Convertible Preferred Stock (“Series G-1 Preferred Stock”).

(2) Rank. The Series G-1 Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank prior to all classes of the Corporation’s common stock, $.01 par value (“Common Stock”) and the Royalty Acquisition Preferred Stock. The Series G-1 Preferred Stock shall, with respect to rights on liquidation, dissolution and winding up, rank equally with the Series A Convertible Preferred Stock (“Series A Preferred Stock”), the Series B Convertible Preferred Stock (“Series B Preferred Stock”), the Series C Convertible Preferred Stock (“Series C Preferred Stock”) and the Series D Convertible Preferred Stock (“Series D Preferred Stock”). All equity securities of the Corporation to which the Series G-1 Preferred Stock ranks prior (whether with respect to liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the “Junior Securities.” All equity securities of the Corporation with which the Series G-1 Preferred Stock ranks on a parity (whether with respect to liquidation, dissolution, winding up or otherwise), including Series A Preferred Stock, the Series B Convertible Preferred Stock the Series C Preferred Stock and the Series D Preferred Stock, are collectively referred to herein as the “Parity Securities.” All equity securities of the Corporation to which the Series G-1 Preferred Stock ranks junior (whether with respect to liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the “Senior Securities”. The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights, options or warrants exercisable for any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. The Series G-1 Preferred Stock shall be subject to the creation of Junior Securities, Parity Securities and Senior Securities.

(3) Dividends. The holders of shares of Series G-1 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock, the Royalty Acquisition Preferred Stock, or Parity Securities. Such dividends shall be paid to the holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared, provided, however, that such record date shall not be more than 60 days or less than 10 days prior to the applicable dividend payment date.

(4) Conversion.

(a) Each share of Series G-1 Preferred Stock shall be convertible, at the option of the holder thereof except as otherwise provided in paragraph (4)(b) below, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing $7.50 by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series G-1 Preferred Stock (the “Conversion Price”) shall initially be $7.50 per share of Common Stock. Such initial Conversion Price shall be adjusted as hereinafter provided.

(b) Notwithstanding anything to the contrary herein, each outstanding share of Series G-1 Preferred stock shall automatically convert upon a public offering of Common Stock if the total aggregate proceeds to the Corporation before underwriting commissions and expenses are at least $10,000,000.

(c) Before any holder of Series G-1 Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder’s shares of Series G-1 Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series G-1 Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the effectiveness of the registration statement relating to such offering, and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series G-1 Preferred Stock to be converted (in either case, the “Conversion Date”), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

(d) All shares of Series G-1 Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

(e) In case:

(i) the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(iii) of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to each holder of shares of Series G-1 Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

(f) For the purposes of this paragraph (4), the term “Common Stock” shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

(g) No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series 0-1 Preferred Stock. If a certificate or certificates representing more than one share of Series G-1 Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series G-1 Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

(h) Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series G-1 Preferred Stock.

(i) If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series G-1 Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series G-1 Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

(j) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series G-1 Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series G-1 Preferred Stock then in effect by a fraction:

(1) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(2) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series G-1 Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series G-1 Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

(k) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series G-1 Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series G-1 Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

(l) If the Common Stock issuable upon the conversion of the Series G- 1 Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series G-1 Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series G-1 Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(5) Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series G-1 Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $7.50 for each share outstanding, plus an amount in cash equal to all declared but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any Junior Securities. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series G-1 Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series G-1 Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. Except as provided in this paragraph (5)(a), holders of Series G-1 Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) For the purposes of this paragraph (5), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary unless such voluntary sale, conveyance, exchange or transfer, or merger or consolidation, shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

(6) Voting. In addition to any voting rights provided by law and to any voting rights of the holders of the Series G-1 Preferred Stock, as or as part of a separate class or series, pursuant to this Certificate or any provision of the Certificate of Incorporation of the Corporation, the holder of each outstanding share of Series G-1 Preferred Stock shall be entitled to vote on any matter voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock and any other shares entitled to vote in the ordinary course and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder’s shares of Series GI Preferred Stock could be converted, pursuant to the provisions of Section 4 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholder is solicited.

(7) Reports. So long as any of the Series G-1 Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports, if any, that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

(8) General Provisions.

(a) The term “person” as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

(b) The term “outstanding,” when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or any subsidiary of the Corporation.

(c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, FIBROGEN, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 21st day of December, 2006.

FIBROGEN, INC.

By:	/s/ Michael Lowenstein
Michael Lowenstein, Assistant Secretary

CERTIFICATE OF OWNERSHIP

MERGING

Imigen Systems, Inc.

INTO

FibroGen, Inc.

(Subsidiary into parent pursuant to Section 253 of the General Corporation Law of Delaware)

* * * * * * *

FibroGen, Inc., a corporation incorporated on the 29th day of September, 1993, pursuant to the provisions of the General Corporate Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation owns more than 90% of the capital stock of Imigen Systems, Inc., a corporation incorporated on the 19th day of June, 2002 A.D., pursuant to the provisions of the General Corporate Law of the State of Delaware and that this corporation, by a resolution of its Board of Directors duly adopted at a meeting held on the 7th day of December, 2011 A.D., determined to and did merge into itself said Imigen Systems, Inc., which resolution is in the following words to wit:

WHEREAS this corporation lawfully owns 100% of the outstanding stock of Imigen Systems, Inc., a corporation organized and existing under the laws of the state of Delaware, and

WHEREAS this corporation desires to merge into itself the said Imigen Systems, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said Imigen Systems, Inc. and assumes all of its obligations, and

FURTHER RESOLVED, that an authorized officer of this corporation be and he or she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge said Imigen Systems, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and

FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this Certificate to be signed by an authorized officer this 29th day of December, 2011.

By:	/s/ Thomas B. Neff

Name:	Thomas B. Neff

Title:	President and CEO

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

FIBROGEN, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is FibroGen, Inc.

2. The certificate of incorporation of the Corporation is hereby amended by striking out the first paragraph of the Fourth Article and substituting in lieu of said paragraph the following new paragraph:

“FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is Three Hundred Fifty Million (350,000,000) shares, comprised of Two Hundred Twenty-Five Million (225,000,000) shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and One Hundred Twenty-Five Million (125,000,000) shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).”

3. The Amendment of the certificate of incorporation herein has been duly adopted in accordance with the provisions of Section 228 and 242 of the Delaware General Corporation Law.

Executed this 22nd day of March, 2012.

/s/ Julian Stern
Julian Stern
Corporate Secretary